Exhibit 10.7

Weil, Gotshal & Manges (London) LLP 110 Fetter Lane London EC4A 1AY +44 20 7903 1000 main tel +44 20 7903 0990 main fax weil.com

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Execution version

18 December 2023

AMENDMENT AND RESTATEMENT AGREEMENT
related to a senior facilities agreement originally dated 25 October 2018 between

INNIO GROUP HOLDING GMBH
as the Company

AI ALPINE (LUXEMBOURG) S.À R.L.

as Topco

WILMINGTON TRUST (LONDON) LIMITED
as Agent

WILMINGTON TRUST (LONDON) LIMITED
as Security Agent

TABLE OF CONTENTS

1	DEFINITIONS AND INTERPRETATION	4
2	Amendment and Restatement of the Senior Facilities Agreement	6
3	Extension OID	8
4	NOTICE OF prepayment of Term FACILITies	8
5	guarantee and security confirmation	8
6	MISCELLANEOUS	9
Schedule 1 The Effective Date Obligors		10
Schedule 2 Conditions Precedent to the Extension Effective Date		11
Schedule 3 FORM of Amended Senior Facilities agreement		13

THIS AGREEMENT is made on 18 December 2023 between the following parties

(1) INNIO GROUP HOLDING GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Austria having its registered office at Achenseestraβe 1-3, 6200 Jenbach, Austria and registered with the companies’ register (Firmenbuch) of the regional court of Innsbruck (Landesgericht Innsbruck) FN489858f for itself and as Obligor’s Agent under the Senior Facilities Agreement (as defined below) (the “Company”);

(2) AI ALPINE (LUXEMBOURG) S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg having its registered office at 2-4, rue Beck, L-1222 Luxembourg and registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) under number B 228.587 (“Topco”)

(3) WILMINGTON TRUST (LONDON) LIMITED as agent acting for itself and on behalf of the other Finance Parties under the Senior Facilities Agreement (as defined below) (the “Agent”); and

(4) WILMINGTON TRUST (LONDON) LIMITED as security agent for itself and on behalf of the other Secured Parties under the Senior Facilities Agreement (as defined below) (the “Security Agent”).

RECITALS:

(A) Reference is made to:

(i) the senior facilities agreement originally dated 25 October 2018 (as amended, supplemented and/or amended and restated from time to time) between, among others, the Company as Original Borrower, Wilmington Trust (London) Limited as Agent and as Security Agent and the financial institutions listed therein as Original Lenders (the “Senior Facilities Agreement”);

(ii) the additional facility notice dated 2 February 2022 pursuant to which the Company established Facility B2 (EUR) (the “Existing Additional Facility Notice”);

(iii) a posting note from the Company and the A&E Coordinators (as defined therein) copying the Agent in respect of the Facilities Extension (as defined therein) (the “Posting Note”);

(iv) the marketing term sheet summarising the proposed terms of the Extended Facilities and the Senior Facilities Agreement following the Extension Effective Date (as defined therein), in the form appended to the Posting Note and as amended or deemed to be amended to reflect any amendments agreed pursuant to the lender solicitation process in respect of the Term Facilities Extension (the “Marketing Term Sheet”);

(v) the amendment agreement and additional facility notice in respect of the Guarantee Facility and Original Revolving Facility dated 28 November 2023 (the “RCF / Guarantee Facility Amendment Agreement”);

(vi) the form of Additional Facility Notices appended to the Posting Note in respect of the Extended Term Facilities (the “Agreed Form Additional Facility Notices”); and

(vii) an extension notice response form appended to the Posting Note (the “Extension Response”),

together, the “A&E Documents”.

(B) Pursuant to the A&E Documents, the Consenting Lenders (which comprise the Majority Lenders, among others) have consented to the amendment and restatement and other transactions contemplated by this Agreement and the A&E Documents (together the “Extension Amendments”), and the Agent and the Security Agent are authorised to enter into this Agreement pursuant to clauses 43.1 (Required consents) and 43.4 (Other exceptions) of the Senior Facilities Agreement.

(C) In accordance with clause 2.6 (Obligors’ Agent) of the Senior Facilities Agreement, the Company is authorised to enter into this Agreement for itself and as Obligors’ Agent for and on behalf of each other Obligor, and the terms of this Agreement shall be binding on all Obligors upon its countersignature of this Agreement.

(D) Pursuant to the RCF / Guarantee Facility Amendment Agreement, the Agent and the Security Agent are authorised to enter into this Agreement to give effect to the terms of the RCF / Guarantee Facility Amendment Agreement.

IT IS AGREED as follows

1 DEFINITIONS AND INTERPRETATION

1.1 Definitions

In this Agreement:

“Allocation Schedule” means the schedule of consents, allocations and commitments agreed in writing by the Company and the A&E Coordinators and as notified to the Agent on or prior to the Extension Effective Date.

“Amended Senior Facilities Agreement” means the Senior Facilities Agreement, as amended and restated on the Extension Effective Date in accordance with this Agreement.

“Consenting EUR Lenders” means each Lender with a Commitment in respect of Facility B (EUR) and/or Facility B2 (EUR) that has, pursuant to the A&E Documents, consented to the Extension Amendments.

“Consenting Guarantee Facility Lenders” means each Lender with a Commitment in respect of the Original Guarantee Facility that has consented to the Extension Amendments.

“Consenting Lenders” means the Consenting EUR Lenders, the Consenting USD Lenders, the Consenting RCF Lenders and the Consenting Guarantee Facility Lenders.

“Consenting RCF Lenders” means each Lender with a Commitment in respect of the Original Revolving Facility that has consented to the Extension Amendments.

“Consenting USD Lenders” means each Lender with a Commitment in respect of Facility B (USD) that has, pursuant to the A&E Documents, consented to the Extension Amendments.

“Extended Facility B (EUR)” means the term loan facility made available as an Additional Facility under the Senior Facilities Agreement as described in paragraph (a) of Clause 2.1 (Step 1a on the Extension Effective Date – establishment of Extended Facility B (EUR)).

“Extended Facility B (EUR) Additional Facility Notice” means the Additional Facility Notice dated on or around the date of this Agreement between, among others, the Company and the Agent in respect of the establishment of the Extended Facility B (EUR).

“Extended Facility B (EUR) New Money Commitment” means the aggregate principal amount of Extended Facility B (EUR) Commitments as specified in the Allocation Schedule (or substantially equivalent term) which are in excess of the aggregate principal amount of Extended

Facility B (EUR) Rollover Commitments as specified in the Allocation Schedule (or substantially equivalent term).

“Extended Facility B (EUR) Rollover Commitment” means, in relation to a Consenting EUR Lender, the aggregate amount of its Facility B (EUR) Commitments and/or Facility B2 (EUR) Commitments (as applicable) which have been agreed with the Company and the A&E Coordinators to be rolled over into Commitments in respect of the Extended Facility B (EUR), as specified in the Allocation Schedule as that Lender’s “Extended Facility B (EUR) Rollover Commitment” (or substantially equivalent term).

“Extended Facility B (EUR) Upsize Commitment” means, in relation to a Consenting EUR Lender, the aggregate amount of its commitments under the Extended Facility B (EUR) which are in excess of the aggregate principal amount of its Extended Facility B (EUR) Rollover Commitment, as specified in the Allocation Schedule as that Lender’s “Extended Facility B (EUR) Upsize Commitment” (or substantially equivalent term).

“Extended Facility B (EUR) Utilisation Request” means the Utilisation Request from the Company in respect of the drawdown of the Extended Facility B (EUR).

“Extended Facility B (USD)” means the term loan facility made available as an Additional Facility under the Senior Facilities Agreement as described in paragraph (a) of Clause 2.3 (Step 1b on the Extension Effective Date – establishment of Extended Facility B (USD)).

“Extended Facility B (USD) Additional Facility Notice” means the Additional Facility Notice dated on or around the date of this Agreement between, among others, the Company and the Agent in respect of the establishment of the Extended Facility B (USD).

“Extended Facility B (USD) New Money Commitment” means the aggregate principal amount of Extended Facility B (USD) Commitments as specified in the Allocation Schedule (or substantially equivalent term) which are in excess of the aggregate principal amount of Extended Facility B (USD) Rollover Commitments as specified in the Allocation Schedule (or substantially equivalent term).

“Extended Facility B (USD) Rollover Commitment” means, in relation to a Consenting USD Lender, the aggregate amount of its Facility B (USD) Commitments which have been agreed with the Company and the A&E Coordinators to be rolled over into Commitments in respect of the Extended Facility B (USD), as specified in the Allocation Schedule as that Lender’s “Extended Facility B (USD) Rollover Commitment” (or substantially equivalent term).

“Extended Facility B (USD) Upsize Commitment” means, in relation to a Consenting USD Lender, the aggregate amount of its commitments under the Extended Facility B (USD) which are in excess of the aggregate principal amount of its Extended Facility B (USD) Rollover Commitments, as specified in the Allocation Schedule as that Lender’s “Extended Facility B (USD) Upsize Commitment” (or substantially equivalent term).

“Extended Facility B (USD) Utilisation Request” means the Utilisation Request from the Company in respect of the drawdown of the Extended Facility B (USD).

“Extension Effective Date” means the first date by which:

(a) the Agent has notified the Company in writing that it has received all the documents and evidence listed in Schedule 2 (Conditions Precedent to the Extension Effective Date) and (unless specified therein to be in another form or substance) such documents or other evidence are in form and substance satisfactory to the Agent (acting reasonably and acting on the instructions of the Majority Lenders each also acting reasonably) or receipt of such documents and evidence has been waived by the Agent (acting reasonably and acting on the instructions of the Majority Lenders each also acting reasonably); and

(b) the Utilisation Date in respect of Extended Facility B (EUR) and Extended Facility B (USD) has occurred.

1.2 Construction

(a) Capitalised terms defined in the A&E Documents (as applicable) have the same meaning when used in this Agreement and references to a clause shall be deemed to be a reference to a clause of the Senior Facilities Agreement, unless stated otherwise.

(b) The provisions of clauses 1.2 (Construction), 1.3 (Currency, Symbols and Definitions), 1.6 (Third Party Rights), 1.9 (Personal Liability) and 1.11 (Cashless rolls) to 1.14 (Luxembourg terms) of the Senior Facilities Agreement apply to this Agreement as though they were set out in full in this Agreement except that references to the Senior Facilities Agreement are to be construed as references to this Agreement.

2 Amendment and Restatement of the Senior Facilities Agreement

On the Extension Effective Date, each of the following steps set out in this Clause 2 shall be deemed to occur substantially concurrently and in the following chronological sequence.

For all purposes of this paragraph 2, references herein to:

(a) “Facility B (EUR)” shall be deemed to include Facility B2 (EUR);

(b) “Facility B (EUR) Lenders” shall be deemed to include the Facility B2 (EUR) Lenders;

(c) “Facility B (EUR) Loan” shall be deemed to include any Facility B2 (EUR) Loan,

in each case, save as otherwise set out herein.

2.1 Step 1a on the Extension Effective Date – establishment of Extended Facility B (EUR)

(a) A new euro denominated term loan facility (the “Extended Facility B (EUR)”) is established pursuant to clause 2.2 (Additional Facility) of the Senior Facilities Agreement on the terms set out in the Extended Facility B (EUR) Additional Facility Notice.

(b) The Extended Facility B (EUR) shall be provided by the Consenting EUR Lenders and any other Additional Facility Lenders in respect of the Extended Facility B (EUR) in the proportions and as set out in the Extended Facility B (EUR) Additional Facility Notice.

2.2 Step 1b on the Extension Effective Date – utilisation of Extended Facility B (EUR)

(a) In accordance with the Facility B Prepayment Notice (as defined below) and the Extended Facility B (EUR) Utilisation Request, the Extended Facility B (EUR) shall be utilised, and the Loans under Facility B (EUR) shall be prepaid in full (together with all amounts which are due and payable in relation to the Facility B (EUR) Loans including accrued but unpaid interest and (subject to sub-paragraph (b) below) any Break Costs (if any)) pursuant to clause 13.4 (Voluntary prepayment of Term Loans) of the Senior Facilities Agreement) as follows:

(i) each Consenting EUR Lender shall be deemed to have made a portion of its participation in the Extended Facility B (EUR) Loan requested by the Extended Facility B (EUR) Utilisation Request in an amount equal to its Extended Facility B (EUR) Rollover Commitment (and the Company shall be deemed to have utilised such participation), such that such participation shall (x) automatically be constituted as owing to that Consenting EUR Lender under the Extended Facility

B (EUR); and (y) that Consenting EUR Lender’s Facility B (EUR) Commitment shall be reduced by the amount of such participation; and

(ii) each Consenting EUR Lender (in relation to any Extended Facility B (EUR) Upsize Commitments, if any) and the Additional Facility Lender in respect of Extended Facility B (EUR) New Money Commitments shall participate pro rata in the Extended Facility B (EUR) Loan requested under the Extended Facility B (EUR) Utilisation Request in accordance with clause 5 (Utilisation - Loans) of the Senior Facilities Agreement (and, for the avoidance of doubt, its pro rata participation for the purposes of clause 5.4 (Lenders’ participation) of the Senior Facilities Agreement shall be determined taking into account the deemed participations of each Consenting EUR Lender (in respect of its Extended Facility B (EUR) Rollover Commitment) in the Extended Facility B (EUR) Loan in accordance with paragraph (i) above) and shall, if so directed by the Company in accordance with the Facility B Prepayment Notice, apply the proceeds of its participation in such Extended Facility B (EUR) Loan towards prepayment of the remaining participations (taking into account the reductions under paragraph (i) above) under Facility B (EUR) Loans.

(b) The Agent and the Company acknowledge that each Consenting EUR Lender has, in accordance with clause 43.4(i) (Other exceptions) of the Senior Facilities Agreement, waived its right to receive any Break Costs in respect of any prepayment of its Extended Facility B (EUR) Rollover Commitment.

2.3 Step 2a on the Extension Effective Date – establishment of Extended Facility B (USD)

(a) A new US dollar denominated term loan facility (the “Extended Facility B (USD)”) is established pursuant to clause 2.2 (Additional Facility) of the Senior Facilities Agreement on the terms set out in the Extended Facility B (USD) Additional Facility Notice.

(b) The Extended Facility B (USD) shall be provided by the Consenting USD Lenders and any other Additional Facility Lenders in respect of the Extended Facility B (USD) in the proportions and as set out in the Extended Facility B (USD) Additional Facility Notice.

2.4 Step 2b on the Extension Effective Date – utilisation of Extended Facility B (USD)

(a) In accordance with the Facility B Prepayment Notice (as defined below) and the Extended Facility B (USD) Utilisation Request, the Extended Facility B (USD) shall be utilised, and the Loans under Facility B (USD) shall be prepaid in full (together with all amounts which are due and payable in relation to the Facility B (USD) Loans including accrued but unpaid interest and (subject to sub-paragraph (b) below) any Break Costs (if any)) pursuant to clause 13.4 (Voluntary prepayment of Term Loans) of the Senior Facilities Agreement) as follows:

(i) each Consenting USD Lender shall be deemed to have made a portion of its participation in the Extended Facility B (USD) Loan requested by the Extended Facility B (USD) Utilisation Request in an amount equal to its Extended Facility B (USD) Rollover Commitment (and the Company shall be deemed to have utilised such participation), such that such participation shall (x) automatically be constituted as owing to that Consenting USD Lender under the Extended Facility B (USD); and (y) that Consenting USD Lender’s Facility B (USD) Commitment shall be reduced by the amount of such participation; and

(ii) each Consenting USD Lender (in relation to any Extended Facility B (USD) Upsize Commitments, if any) and the Additional Facility Lender in respect of Extended Facility B (USD) New Money Commitments shall participate pro rata in the Extended Facility B (USD) Loan requested under the Extended Facility B (USD)

Utilisation Request in accordance with clause 5 (Utilisation - Loans) of the Senior Facilities Agreement (and, for the avoidance of doubt, its pro rata participation for the purposes of clause 5.4 (Lenders’ participation) of the Senior Facilities Agreement shall be determined taking into account the deemed participations of each Consenting USD Lender (in respect of its Extended Facility B (USD) Rollover Commitment) in the Extended Facility B (USD) Loan in accordance with paragraph (i) above) and shall, if so directed by the Company in accordance with the Facility B Prepayment Notice, apply the proceeds of its participation in such Extended Facility B (USD) Loan towards prepayment of the remaining participations (taking into account the reductions under paragraph (i) above) under Facility B (USD) Loans.

(b) The Agent and the Company acknowledge that each Consenting USD Lender has, in accordance with clause 43.4(i) (Other exceptions) of the Senior Facilities Agreement, waived its right to receive any Break Costs in respect of any prepayment of its Extended Facility B (USD) Rollover Commitment.

2.5 Step 3 on the Extension Effective Date – Amendment and Restatement of the Senior Facilities Agreement

(a) By its countersignature to this Agreement, the Agent confirms that it has received the consent (in accordance with the terms set out in the A&E Documents and the Amended Senior Facilities Agreement) of each Consenting Lender and accordingly confirms (for itself and on behalf of the Consenting Lenders) that it consents to the Extension Amendments.

(b) With effect immediately after completion of the steps set out in paragraphs 2.1 to 2.4 (inclusive) above on the Extension Effective Date, the Senior Facilities Agreement will be amended and restated such that it shall read and be construed for all purposes as set out in Schedule 3 (Form of Amended Senior Facilities Agreement) to this Agreement and for the avoidance of doubt, such amended and restated agreement shall supersede and replace in its entirety the Senior Facilities Agreement as amended by paragraphs 2.1 to 2.4 (inclusive) above.

3 Extension OID

The extension fees and OID fees payable in connection with the establishment of the Extended Facility B (EUR) and Extended Facility B (USD) shall be payable accordance with the terms of the OID Fee Letter.

4 NOTICE OF prepayment of Term FACILITies

4.1 The parties agree that this Agreement shall constitute notice (the “Facility B Prepayment Notice”) to the Agent that the Company intends to prepay (or procure such prepayment) in full of all outstanding Term Loans under the Term Facilities in force immediately prior to the Extension Effective Date (together with all amounts which are due and payable in relation to such Term Loans including accrued but unpaid interest and any Break Costs (if any)) pursuant to clause 13.4 (Voluntary prepayment of Term Loans) of the Senior Facilities Agreement on 16 January 2024 (or such other date as notified by the Company to the Agent) (the “Prepayment Date”).

4.2 The prepayment notice referred to in paragraph 4.1 above shall be revocable until the date falling four (4) Business Days (or such shorter period as the Agent (acting on the instructions of the Majority Lenders under the applicable Term Facility (each acting reasonably)) may agree) prior to the Prepayment Date.

5 guarantee and security confirmation

5.1 The Company (as Obligors’ Agent for itself and on behalf of each other Obligor) and Topco (in respect only of Transaction Security granted by it) confirm for the benefit of the Secured Parties that to the fullest extent permitted by law:

(a) each Obligor’s and Topco’s liabilities and obligations arising under the Amended Senior Facilities Agreement, the Intercreditor Agreement and the Finance Documents shall form part of (but do not limit) the “Liabilities”, “Secured Liabilities” or, as the case may be, “Secured Obligations” (or any equivalent or corresponding term) (as applicable) as defined in the Intercreditor Agreement and/or each Transaction Security Document to which that Obligor and/or Topco (as applicable) is a party (including by incorporation);

(b) any Security created by it under the Transaction Security Documents extends to the liabilities and obligations of the Obligors and Topco (as applicable) under the Finance Documents and the Secured Debt Documents (as defined in the Intercreditor Agreement), as applicable (including the Amended Senior Facilities Agreement);

(c) the Security created under the Transaction Security Documents continues in full force and effect on the terms of the respective Transaction Security Documents; and

(d) the guarantees and indemnities set out in clause 25 (Guarantee and indemnity) of the Senior Facilities Agreement shall:

(i) remain in full force and effect and shall continue to apply in respect of the liabilities and obligations of each Obligor under the Finance Documents; and

(ii) extend to all new liabilities and obligations assumed by an Obligor under the Finance Documents (including the Amended Senior Facilities Agreement), including, but not limited to, the Total Commitments on the Extension Effective Date and shall be owed to each Finance Party, in each case subject only to the guarantee limitations set out in the Senior Facilities Agreement or otherwise in an Accession Deed.

5.2 The Parties confirm that the acknowledgement of debt contained in clause 19.3 (Parallel Debt (Covenant to pay the Security Agent)) of the Intercreditor Agreement shall continue in full force and effect and apply and extend to any and all obligations of the Obligors under and in connection with the Senior Facilities Agreement and the Finance Documents (including, for the avoidance of doubt, the Amended Senior Facilities Agreement).

6 MISCELLANEOUS

6.1 This Agreement is designated as a Finance Document.

6.2 This Agreement may not be amended, or any provision hereof modified, except by an instrument in writing signed by each of the parties hereto.

6.3 This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

6.4 If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

6.5 Save as expressly provided in this Agreement, the Finance Documents remain and shall continue in full force and effect and no other amendment or waiver of any provision of any Finance Document is given by terms of this Agreement.

6.6 This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

6.7 Paragraphs (a) and (b) of clause 48.1 (Jurisdiction of English courts) of the Senior Facilities Agreement shall be incorporated in this Agreement mutatis mutandis.

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Schedule 1
The Effective Date Obligors

Company Name	Jurisdiction	Registration Number
INNIO Group Holding GmbH	Austria	FN 489858f
INNIO Austria GmbH	Austria	FN 189091a
INNIO Jenbacher GmbH	Austria	FN 354147f
INNIO Jenbacher GmbH & Co OG	Austria	FN 239923d
INNIO Spark Plug Technology GmbH	Austria	FN 142725s
INNIO Waukesha Canada Corporation	Canada	3318158
INNIO North America Holding Inc.	Delaware	6921086
INNIO Waukesha Gas Engines Inc.	Delaware	2347088
INNIO International Holding B.V.	The Netherlands	71852336
INNIO Jenbacher International B.V.	The Netherlands	90210352
INNIO Jenbacher Netherlands B.V.	The Netherlands	90209982
Jenbacher GmbH	Germany	3520249

Schedule 2
Conditions Precedent to the Extension Effective Date

1 Corporate Authorisations: the Obligors

(d) Constitutional documents: a copy of the constitutional documents of the Company.

(e) Board approvals: with respect to the Company, INNIO Austria GmbH, INNIO Jenbacher GmbH and INNIO Jenbacher GmbH & Co OG to the extent legally required, a copy of the resolution of the board of directors, the management board of directors, any supervisory board of directors (or, in each case, any committee thereof) and/or equivalent body of the Company, INNIO Austria GmbH, INNIO Jenbacher GmbH, INNIO Jenbacher GmbH & Co OG (as applicable) approving the transactions and the Finance Documents to which it is a party, including in the case of the Company, a managing board resolution (Geschäftsführerbeschluss) and a shareholders’ resolution (Gesellschafterbeschluss).

(f) Specimen Signatures: specimen signatures for such person(s) authorised in the resolutions of the Company referred to above (to the extent such person will execute a Finance Document).

(g) Director’s or officer’s certificates: a certificate from the Company (signed by an authorised signatory):

(i) certifying that each copy document relating to it specified in paragraphs (a) to (c) above is correct, complete and (to the extent executed) in full force and effect and has not been amended or superseded prior to the date of this Agreement; and

(ii) confirming that, subject to the Guarantee Limitations, borrowing or guaranteeing or securing (as appropriate) the Total Commitments (immediately following the occurrence of the Extension Effective Date) would not cause any borrowing, guarantee, security or other similar limit binding on it to be exceeded.

2 Topco

Board approvals: with respect to Topco, to the extent legally required, a copy of a resolution of the board of directors, the management board of directors, any supervisory board of directors (or, in each case, any committee thereof) and/or equivalent body of Topco approving the transactions and the Finance Documents to which it is a party.

3 Finance Documents

A copy of the counterparts of each of the following documents in the agreed form, each duly executed by the Company (where applicable, acting as Obligors’ Agent) and Topco (to the extent party to such document):

(a) this Agreement;

(b) the Additional Facility Notice establishing the Extended Facility B (EUR);

(c) the Additional Facility Notice establishing the Extended Facility B (USD);

(d) a fee letter in respect of the extension OID fee payable pursuant to the Term Facility Extension (the “OID Fee Letter”) between, among others, the Company and the Agent; and

(e) a copy of the Austrian law security confirmation agreement in the agreed form, duly executed by Topco, and the Company (acting, where applicable, on behalf of INNIO Austria GmbH, INNIO Jenbacher GmbH and INNIO Jenbacher GmbH & Co OG) and the Security Agent.

4 Legal Opinions

(a) A legal opinion (as to enforceability) from Paul Hastings (Europe) LLP as English law counsel to the Lenders.

(b) A legal opinion (as to enforceability) from BINDER GRÖSSWANG Rechtsanwälte GmbH as Austrian law counsel to the Lenders in respect of the Austrian law governed security confirmation agreement.

(c) A legal opinion (as to capacity) from Schönherr Rechtsanwälte GmbH as Austrian law counsel to the Company

Schedule 3
FORM of Amended Senior Facilities agreement

SIGNATORIES

THE COMPANY

For and on behalf of
INNIO GROUP HOLDING GMBH

_/s /Dr. Olaf Berlien____________ Name: Dr. Olaf Berlien Title: Managing Director	__/s/ Dr. Dennis Schulze__________ Name: Dr. Dennis Schulze Title: Managing Director

[INNIO - Signature Page – ARA (Extension, 2023)]

TOPCO

For and on behalf of
AI ALPINE (LUXEMBOURG) S.À R.L.

/s/ Aurélie Comptour

Aurélie Comptour

Title: Managers

[INNIO - Signature Page – ARA (Extension, 2023)]

THE AGENT

For and on behalf of
WILMINGTON TRUST (LONDON) LIMITED
for itself and as Agent of the other Finance Parties

/s/ Lisa Mariconda

Lisa Mariconda

Title: Authorised Signatory

[INNIO - Signature Page – ARA (Extension, 2023)]

THE SECURITY AGENT

For and on behalf of
WILMINGTON TRUST (LONDON) LIMITED
for itself and as Agent of the other Secured Parties

/s/ Lisa Mariconda

Lisa Mariconda

Title: Authorised Signatory

[INNIO - Signature Page – ARA (Extension, 2023)]